Exhibit 99.1

 Nasdaq: SUNW  Investor Presentation  March 2016  Take Your Power Back

 Safe Harbor Statement  This presentation contains forward-looking statements that involve risks and uncertainties, including statements regarding relating to our future business expectations and predictions and financial conditions and results of the operations. These forward-looking statements are based on our current expectations and projections about future events and they are subject to risks and uncertainties known and unknown that could cause actual results and developments to differ materially from those expressed or implied in such statements. In some cases, you can identify forward-looking statements by terminology, such as “expects,” “anticipates,” “intends,” “estimates,” “plans,” “believes,” “seeks,” “may,” “should”, “could” or the negative of such terms or other similar expressions. They include statements regarding the timing and expected benefits of our acquisitions and acquisitions strategy, and also include statements relating to or regarding: estimates and projections for our 2015 financial results; plans and strategies for growth; expectations for the market for solar energy; and other objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are based largely on the expectations of the Company and are subject to a number of risks and uncertainties. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, product, and distributor performance, the impact on the national and local economies resulting from terrorist actions, and U.S. actions subsequently; and other factors detailed in reports filed by the Company. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. A full discussion of our operations and financial condition, including factors that may affect our business and future prospects is contained in documents we have filed with the SEC and will be contained in subsequent filings with the SEC. While we believe that our assumptions are reasonable, it is very difficult to predict the impact of known factors on, and it is impossible to anticipate all factors that could affect, our actual results. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.  *  Nasdaq: SUNW

 Investor Highlights  One of the fastest growing solar system providers in the Western USDisciplined and selective approach to acquisitions in the consolidating solar power industryFull Service Solar IntegratorTechnology and manufacturer agnostic model provides flexibility in designing customer solutions  *  Sunworks provides solar panel power systems for the residential, commercial and agricultural markets in the western U.S.  100% Organic Growth  Net Income and Positive Free Cash Flow  Customer referral rate >40% and growing   Low customer acquisition costs  Residential Competitive Win Rate > 90%  Consolidating industry with > 600 acquisition targets in California alone  Nasdaq: SUNW

 Solar Market Overview  *  Extension of the solar Investment Tax Credit (ITC) is expected to foster ~$40B in incremental investment in solar between 2016 and 2020  US Solar Build by Customer Segment(GW)  Sources: Bloomberg New Energy Finance, EIA 826, 860 and 861..  Nasdaq: SUNW

 Opportunities in Target Market  *  Primarily focused on building critical mass in acquisition target-rich Western US markets  Target market of CA and NV represents~60% of U.S. market  U.S. PV Installations(MWDC, Q3 2014)  Sources: US Department of Energy SunShot Initiative Report January 20, 2015, SEIA.  Targeting acquisitions in consolidating CA market  > 600 installers across a range of system capacities in CA alone  Nasdaq: SUNW

 Enhances customer acquisition  Tech support, warranties, 24 hour on-site response time for service  Customer Centric Operating Model  Nasdaq: SUNW  *  > 80% of our customers say they would buy from us again  Customer  Financing Support  Proprietary Scalable CRM system  After-sale customer support  Enterprise Resource Management  Facilitates more efficient integration of acquisitions  Flexibility in working with different financing methods

Customer-Focused Financing Alternatives

Uniquely focused on providing customers with ability to purchase solutions for a faster payback and higher return on investment



Net System Cost
$19,320
$21,64
$0
Avg. Monthly Payment
$0
$160
$176
Total Value of System
$132,711
$104,400
$74,760
Purchase to Own
Finance to Own
Lease

***Lowest* Net System Cost**

- Eligible for investment tax credit (ITC)

***No* Monthly Payment**

- Exemption from future utility rate hikes
- 20 year total payments are ~1/3 of total lease payments

***Highest* Total Value of System**

- Home value appreciation… greater flexibility if home is sold

Refer to Slide #22 in Appendix for additional detail regrading financing alternatives

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Competitive Landscape

We are a Different Kind of Solar Company

	Solar City	SunEdison	Vivint	Sunworks
Primary Market(s)	National	National	12 States and DC	**CA, NV**
Model	Sale, Lease & PPA	Sale, Lease & PPA	Sale, Lease & PPA	**Sell Ownership**
Referral %	<30%	<30%	<30%	**Residential >40% ~70% including commercial**
Profitability	No	No	No	**Yes**
Staffing	High turnover	High turnover	High turnover	**Low turnover**
Focus				**1. Customer First 2. Deliver Superior Value 3. Do what we say we will do**
Head to Head Competition				**92% success vs. major solar companies**

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Targeting Acquisitions for Growth

Solar integration industry is highly fragmented with opportunities for further consolidation at attractive valuations

Disciplined approach with clear target selection criteria

\$15M - \$50M in annual revenue	Residential and Commercial
Western United States	Willingness of management to build the business and work with team

- ***Target-rich landscape***
  - > 600 installers in CA alone
  - Large # of installers have limited resources to scale business, and
  - Have limited exit opportunities
- ***Acquisition and integration experience*** increase probability of success
- ***First-mover advantage***… limited competition from other acquirers

Nasdaq: SUNW

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Recent Acquisitions

Acquired and integrated growing, profitable businesses to leverage synergies and expand coverage

SUNWORKS — Solar Today. Saving Tomorrow.	MD Energy, LLC — Design and Build Energy Contractors — The Path to a Brighter Future	Elite Solar — The Best Solution Under the Sun
Date: January 2014	Date: March 2015	Date: December 2015
Revenues:$8.5M (2013)	Revenues: $7.2M (2014)	Revenues: $14M (2015)
Growth: >100% since 2012	Growth: >50% annual since founding	Growth: Average >100% since 2013
Profitable each year since founding	Market: Commercial & industrial in S. CA	Market: Commercial and agricultural in N. CA
Market: Commercial, agricultural and residential in N. CA	Outsourcing subcontractor model	Unique racking system capability with huge labor saving
Strong operational management team	Retained founder and management team	Retained founder and management team

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 *  Unique blend of targeted marketing and lead generation support high win rates and low customer acquisition costs  Marketing Strategy for Organic Growth  Targeted Marketing  Referrals  Robust referral network… virtually 100% of commercial and ~40% of residential business leads are generated by referrals  Radio programming, media coverage, trade shows, and outreach  Getting it right the first time and standing behind our work  Strong Reputation  Expand  Funding additional initiatives to aggressively grow residential business  Nasdaq: SUNW

 Financial Results  *  Strong revenue growth with increasing profitability  Quarterly Revenue and Gross Margin  ($ in millions)  * Our expected 2016 financial results are based on management’s views and expectations. These expected results should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all.  Annual Revenue and Gross Margin  Nasdaq: SUNW

 Annual Revenue by Division  *  Acquired divisions growing organically and leveraging synergies with Sunworks   ($ in millions)  Nasdaq: SUNW

 An Increasing Backlog of Business  *  ($ in millions)   Building a base for future growth with a book-to-bill ratio >1.0   Nasdaq: SUNW  Backlog refers to the accumulation of all signed contracts that have not yet been completed

 A Solid Balance Sheet  *5  A solid and improving balance sheet to support growth plans    12/31/15  12/31/2014  Cash  $12,040  $414  Total Assets  $34,864  $6,721  Total Debt  $3,860  $1,778  Total Liabilities  $11,322  $4,761  Total Shareholders’ Equity  $23,542  $1,960  Current ratio  2.1:1  0.8:1  Working capital  $11,674  ($743)  ($ in thousands)  Nasdaq: SUNW

 A Solid Balance Sheet  *  A solid and improving balance sheet to support growth plans    12/31/15  12/31/2014  Cash  $12,040  $414  Total Assets  $34,864  $6,721  Total Debt  $3,860  $1,778  Total Liabilities  $11,322  $4,761  Total Shareholders’ Equity  $23,542  $1,960  Current ratio  2.1:1  0.8:1  Working capital  $11,674  ($743)  ($ in thousands)  Nasdaq: SUNW

 Capital Structure  *  Well-capitalized with low level of debt... provides stability and additional capacity for growth  Book Value of Capital  $27.4M  Total Capital  86%  Book Value of Equity  14%  Total Debt  Nasdaq: SUNW

 Cash Flow Activity  Nasdaq: SUNW  *  Strong Cash Position and Access to Capital

Executive Management Team

Deep executive management, M&A and solar operations experience



JAMES NELSON – *Sunworks* CEO
- 20+ years in Private Equity with consolidation experience (Peterson Partners, Millennial Capital Partners)
- Mgmt. Consulting (Bain & Co.)
- MBA, Brigham Young University



TRACY WELCH – *Sunworks* CFO
- CFO with large companies (Ambre Energy, Global Ethanol, Schwan's)
- Led IR as Treasurer at Iomega ($2B former NYSE listed)
- M&A execution & integration of 40 acquisitions ($10M - $500M)
- MBA, University of Utah



ABE EMARD – *Sunworks* COO
- Co-founder of SUNworks
- VP Business Development, Emard Electric
- C-10 Electrical License
- 20 years construction management
- Construction Mgmt studies, UC Davis



EMIL BEITPOLOUS – *Residential*
- Co-founder of SUNworks
- General Superintendent for Emard Electric
- General Contractor B License
- 20 years construction management
- Construction Mgmt studies, Chico State



DANNY MITCHELL – *Commercial SoCal*
- Founder of MD Energy
- Chief Operating Officer and Director, Fullmer Construction
- A, B, C-10 Licenses
- 25 years construction management



KIRK SHORT– *Commercial NorCal*
- Founder of Elite Solar
- C-46 License
- 15 years construction and solar management in 4 states

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 Investor Highlights  One of the fastest growing solar system providers in CADisciplined and selective approach to acquisitions in the consolidating solar power industry“One-stop” shop for solar needsTechnology and manufacturer agnostic model provides flexibility in designing customer solutions  *  Sunworks provides solar panel power systems for the residential, commercial and agricultural markets in the western U.S.  100% Organic Growth  Net Income and Positive Free Cash Flow  Customer referral rate >40% and growing   Low customer acquisition costs  Residential Competitive Win Rate > 90%  Consolidating industry with > 600 acquisition targets in California alone  Nasdaq: SUNW

Contact Information

Sunworks, Inc.

www.sunworksusa.com

James Nelson, President & CEO

jnelson@sunworksusa.com

916.409.6900

Tracy Welch, CFO

tracy@sunworksusa.com

916.409.6900

Hayden IR - Investor Relations

Rob Fink, Managing Director

rob@haydenir.com

646.415.8972

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Appendix  Nasdaq: SUNW

 Financing Alternatives  *  Providing the lowest cost, highest value financing alternative     Local Utility  Purchase to Own  Finance to Own  Lease  System Cost    $27,600  $30,924    ITC Benefit    $8,280  $9,277    Net System Cost    $19,320  $21,647    Interest Rate        6.5%  Year 1 Monthly Payment  $220    $160  $176  20 Year Avg. Monthly Payment  $405  $0  $160  $234  20 Year Total Payments  $97,114  $19,320  $38,400  $56, 176  Est. 20 Year Utility Savings    $97,114  $97,114  $97,114  Est. Value Added to Home    $35,000  $35,000  Negative          Must be Transferred  Net 20 Year “Value” of System  $0  $112,794  $93,174  $40,937  Nasdaq: SUNW

 Leading-Edge Technology  *  High Efficiency Design to Produce 200% of the Power Output of Conventional Solar Cells  Revolutionary Design maximizes the conversion of sunlight into electricity   High Efficiency… utilizing a 3D design increases conversion efficiency Wide Angle Light Collection… capturing more light in the morning and evening hours, as well as winter months when the sun is not directly overheadAs a result… patent-pending 3D cell can produce 200% of the power output of conventional cells… reduces payback period by >40%  Nasdaq: SUNW